                                                                  Exhibit 99
                           [LETTERHEAD]


CONTACT:  Gary S. Paul                  FOR IMMEDIATE RELEASE:
          (716) 842-5130                January 9, 1998


     BUFFALO, NEW YORK -- First Empire State Corporation ("First Empire") (AMEX: FES) today reported diluted earnings per share of $25.26 in 1997, an increase of 20% from $21.08 in 1996. Net income for 1997 rose 17% to $176.2 million from $151.1 million in 1996. For the fourth quarter of 1997, diluted earnings per common share increased 17% to $6.66 from $5.70 earned in the year-earlier quarter. Net income in the recently completed quarter was $46.3 million, an increase of 15% from $40.4 million earned in the final quarter of 1996. All earnings per share amounts reflect the implementation of Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share." SFAS No. 128 establishes new standards for computing and presenting earnings per share and is effective for financial statements for both interim and annual periods ending after December 15, 1997. SFAS No. 128 requires that all prior period earnings per share data be restated to conform with the provisions of the statement.

     Taxable-equivalent net interest income increased 5% to $562.7 million in 1997 from $535.5 million in 1996. Average loans outstanding totaled $11.0 billion in 1997, an 8% increase from $10.1 billion in 1996. The beneficial impact on net interest income of growth in loans exceeded the effect of a narrowing of the spread between yields on earning assets and

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2-2-2-2-2
FIRST EMPIRE STATE CORPORATION

rates paid on interest-bearing liabilities. As a result of such narrowing, net interest margin, or taxable-equivalent net interest income expressed as a percentage of average earning assets, was 4.38% in 1997 compared with 4.45% in 1996.

     The provision for possible credit losses was $46.0 million in 1997, compared with $43.3 million in 1996. Net charge-offs for 1997 were $41.8 million or .38% of average loans, compared with $35.2 million or .35% in the prior year. Consumer loan net charge-offs for the recent year were $35.9 million, compared with $28.5 million in 1996. The allowance for possible credit losses was $274.7 million or 2.39% of loans outstanding at December 31, 1997, compared with $270.5 million or 2.52% at the prior year-end. Nonperforming loans totaled $80.7 million at December 31, 1997, compared with $97.9 million at December 31, 1996. The ratio of the allowance to nonperforming loans was 341% and 276% at December 31, 1997 and 1996, respectively. Assets taken in foreclosure of defaulted loans were $8.4 million and $8.5 million at the end of 1997 and 1996, respectively.

     Other income rose 13% to $193.1 million in 1997 from $170.2 million in 1996. Higher revenues associated with mortgage banking and trust activities contributed to this increase. Other expense was $421.8 million in 1997, up 3% from $409.0 million in 1996. Included in other expense for 1996 was a $7.0 million charge for a special assessment by the Federal Deposit Insurance Corporation

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FIRST EMPIRE STATE CORPORATION

to recapitalize the Savings Association Insurance Fund.

     The rates of return on average total assets and average common stockholders' equity in 1997 were 1.32% and 18.49%, respectively, compared with 1.21% and 17.60% in 1996.

     At December 31, 1997, First Empire had total assets of $14.0 billion, compared with $12.9 billion a year earlier. Loans and leases, net of unearned discount, were $11.5 billion at the end of 1997, up from $10.7 billion at December 31, 1996. Deposits were $11.2 billion and $10.5 billion at December 31, 1997 and 1996, respectively. Total common stockholders' equity was $1.0 billion or 7.36% of total assets at year-end 1997, compared with $906 million or 7.00% a year earlier. Common stockholders' equity per share was $155.86 at the recent year-end and $135.45 at December 31, 1996.

     As previously announced, in October 1997 First Empire entered into a definitive agreement with ONBANCorp, Inc., Syracuse, New York, for a merger between the two companies. The merger is subject to the approval of stockholders of both companies, as well as various regulatory agencies, and is expected to be completed in the first quarter of 1998.

     In February 1997, First Empire announced a plan to repurchase up to 303,317 shares of its common stock for


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FIRST EMPIRE STATE CORPORATION

reissuance upon the possible future exercise of outstanding stock options. As of December 31, 1997, First Empire had repurchased
178,011 common shares pursuant to such plan at an average cost of $331.78.

     First Empire is a bank holding company with subsidiaries that include Manufacturers and Traders Trust Company (Buffalo, New York) and M&T Bank, National Association (Oakfield, New York).

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5-5-5-5-5

FIRST EMPIRE STATE CORPORATION
Condensed Consolidated Statement of Income

                                                            THREE MONTHS ENDED                  TWELVE MONTHS ENDED
                                                                DECEMBER 31                         DECEMBER 31
AMOUNTS IN THOUSANDS,                                      ---------------------               ---------------------
EXCEPT PER SHARE                                              1997       1996       CHANGE        1997       1996       CHANGE
---------------------------------------------------------  ----------  ---------  -----------  ----------  ---------  -----------
Net interest income......................................  $  142,283    136,624       4%      $  556,868    531,024        5%
Less: Provision for possible credit losses...............      12,000     11,475       5           46,000     43,325        6
Gain (loss) on sales of bank investment securities.......      --           (449)     --             (280)       (37)      --
Other income.............................................      52,979     48,090      10          193,347    170,285       14
Less:
Salaries and employee benefits...........................      54,627     54,564      --          220,017    208,342        6
Other expenses...........................................      56,089     52,518       7          201,759    200,636        1
                                                           ----------  ---------               ----------  ---------
Income before income taxes...............................      72,546     65,708      10          282,159    248,969       13
Applicable income taxes..................................      26,246     25,288       4          105,918     97,866        8
                                                           ----------  ---------               ----------  ---------
Net income...............................................  $   46,300     40,420      15%      $  176,241    151,103       17%
Taxable-equivalent net interest income...................  $  143,896    137,853       4%      $  562,708    535,511        5%
Dividends on preferred stock.............................  $   --         --          --       $   --            900     -100%
Per common share:
 Net income
  Basic..................................................  $     7.01       6.03      16%      $    26.60      22.54       18%
  Diluted................................................        6.66       5.70      17            25.26      21.08       20
 Net income excluding securities transactions
  Basic..................................................        7.01       6.07      15            26.63      22.54       18
  Diluted................................................        6.66       5.73      16            25.29      21.08       20
Cash dividends...........................................  $     0.80       0.70      14%      $     3.20       2.80       14%
Common shares outstanding:
Average (1)..............................................       6,955      7,098      -2%           6,977      7,170       -3%
Period end...............................................       6,610      6,686      -1%           6,610      6,686       -1%
Performance ratios, annualized
Net income to:
Average total assets.....................................        1.33%      1.26%                    1.32%      1.21%
Average common stockholders' equity......................       18.25%      18.05%                  18.49%     17.60%
Yield on average earning assets (2)......................        8.34%      8.31%                    8.34%      8.32%
Cost of interest-bearing liabilities.....................        4.70%      4.54%                    4.64%      4.52%
Net interest spread (2)..................................        3.64%      3.77%                    3.70%      3.80%
Contribution of interest-free funds......................        0.69%      0.69%                    0.68%      0.65%
Net interest margin (2)..................................        4.33%      4.46%                    4.38%      4.45%

------------------------

(1) Includes common stock equivalents

(2) On a fully taxable-equivalent basis

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FIRST EMPIRE STATE CORPORATION
Condensed Consolidated Balance Sheet

                                                                   DECEMBER 31
                                                             ------------------------
DOLLARS IN THOUSANDS                                             1997         1996        CHANGE
-----------------------------------------------------------  ------------  ----------  -------------
ASSETS
Cash and due from banks....................................  $    333,805     324,659         3%
Money-market assets........................................       111,046     209,968       -47
Investment securities......................................     1,725,218   1,571,698        10
Loans and leases, net of unearned discount.................    11,496,568  10,722,123         7
Less: Allowance for possible credit losses.................       274,656     270,466         2
                                                             ------------  ----------
Net loans and leases.......................................    11,221,912  10,451,657         7
Other assets...............................................       610,954     385,933        58
                                                             ------------  ----------
Total assets...............................................  $ 14,002,935  12,943,915         8%

                                                             ------------  ----------
                                                             ------------  ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Noninterest-bearing deposits at U.S. offices...............  $  1,458,241   1,352,929         8%
Interest-bearing deposits at U.S. offices..................     9,453,989   8,968,324         5
Deposits at foreign office.................................       250,928     193,236        30
                                                             ------------  ----------
Total deposits.............................................    11,163,158  10,514,489         6
Short-term borrowings......................................     1,097,324   1,150,187        -5
Accrued interest and other liabilities.....................       284,368     195,578        45
Long-term borrowings.......................................       427,819     178,002       140
                                                             ------------  ----------
Total liabilities..........................................    12,972,669  12,038,256         8
Stockholders' equity (1)...................................     1,030,266     905,659        14
                                                             ------------  ----------
Total liabilities and stockholders' equity.................  $ 14,002,935  12,943,915         8%
                                                             ------------  ----------
                                                             ------------  ----------

------------------------

(1) Includes the after-tax impact of net unrealized gains (losses) on investment securities classified as available for sale of $12.0 million at December 31, 1997 and ($2.5) million at December 31, 1996.

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7-7-7-7-7

FIRST EMPIRE STATE CORPORATION
Condensed Consolidated Average Balance Sheet

                                             THREE MONTHS ENDED                         TWELVE MONTHS ENDED
                                                 DECEMBER 31                                DECEMBER 31
                                          -------------------------                  -------------------------
DOLLARS IN THOUSANDS                          1997          1996         CHANGE          1997          1996       CHANGE
----------------------------------------  -------------  ----------  --------------  -------------  ----------  -----------
ASSETS
Money-market assets.....................  $     137,992     122,201       13%        $     165,041     123,523      34%
Investment securities...................      1,721,290   1,659,285        4             1,699,004   1,806,250      -6
Loans and leases, net of unearned
  discount..............................     11,326,679  10,526,960        8            10,973,250  10,113,947       8
                                          -------------  ----------                  ------------  ----------
  -------------  ----------     ---
Total earning assets....................     13,185,961  12,308,446        7            12,837,295  12,043,720       7
Other assets............................        598,656     419,604       43               471,264     434,946       8
                                          -------------  ----------                  -------------  ----------
Total assets............................  $  13,784,617  12,728,050        8%        $  13,308,559  12,478,666       7%
                                          -------------  ----------                  -------------  ----------
                                          -------------  ----------                  -------------  ----------
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits...............  $   9,945,128   9,391,917        6%        $   9,724,628   8,991,125        8%
Borrowings..............................      1,295,212   1,067,353       21             1,226,166   1,321,767       -7
                                          -------------  ----------                  -------------  ----------
Total interest-bearing liabilities......     11,240,340  10,459,270        7            10,950,794  10,312,892        6
Noninterest-bearing deposits............      1,316,385   1,216,588        8             1,228,203   1,168,987        5
Other liabilities.......................        221,307     161,330       37               176,541     133,654       32
                                          -------------  ----------                  -------------  ----------
Total liabilities.......................     12,778,032  11,837,188        8            12,355,538  11,615,533        6
Stockholders' equity
Preferred...............................          --         --           --             --              9,618     -100
Common..................................      1,006,585     890,862       13               953,021     853,515       12
                                          -------------  ----------                  -------------  ----------
Total stockholders' equity..............      1,006,585     890,862       13               953,021     863,133       10
                                          -------------  ----------                  -------------  ----------
Total liabilities and stockholders'
  equity................................  $  13,784,617  12,728,050       8%         $  13,308,559  12,478,666       7%
                                          -------------  ----------                  -------------  ----------
                                          -------------  ----------                  -------------  ----------
                                                  # # #